SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                March 18, 2003
    -----------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                               Primary PDC, Inc.
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        1-4085                 04-1734655
-------------------------------   -----------------------   -----------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                1265 Main Street, Waltham, Massachusetts    02451
          ------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)


                                 781-386-2000
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)


                             POLAROID CORPORATION
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On March 18, 2003, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from February 3, 2003 through March 2, 2003 with the Court as required by the Code.

Item 7(c).  Exhibits

Exhibit 99.1 Monthly operating report for the period from February 3, 2003 through March 2, 2003 for the Company and its U.S. subsidiaries.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIMARY PDC, INC.
                                             (Registrant)


                                            By: /s/ Kevin Pond
                                               ---------------------------
                                               Kevin Pond
                                               President

Dated: March 26, 2003

                                 EXHIBIT INDEX

Exhibit Number
--------------

Exhibit 99.1 Monthly operating report for the period from February 3, 2003 through March 2, 2003 for the Company and its U.S. subsidiaries.